UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

FOLEY TRASIMENE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39299	85-0545098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Village Center Circle Las Vegas, NV	89134
(Address of principal executive offices)	(Zip Code)

(702) 323-7330

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one Warrant	WPF.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	WPF	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	WPF.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 30, 2021, Foley Trasimene Acquisition Corp. (“FTAC”) held a special meeting of its stockholders (the “Special Meeting”) to consider and vote on certain matters related to the previously announced, proposed business combination among FTAC, Tempo Holding Company, LLC (“Tempo”) and Alight, Inc. (the “Company”). Holders of 98,578,683 shares of FTAC’s common stock were either present via the virtual meeting website or represented by proxy at the Special Meeting, representing 76.2% of the total number of shares of FTAC common stock outstanding as of May 25, 2021, the record date for the Special Meeting, and constituting a quorum for the transaction of business at the meeting.

The proposals considered and voted on by FTAC stockholders at the Special Meeting, which are described in more detail in the definitive proxy statement filed by FTAC with the Securities and Exchange Commission on June 4, 2021 (the “Proxy Statement”), and the final voting results for each matter are set forth below.

Proposal No. 1 – The Business Combination Proposal.

A proposal to adopt the Amended and Restated Business Combination Agreement, dated as of April 29, 2021, among FTAC, Tempo, the Company and the other parties thereto (the “Business Combination Agreement”) and approve the business combination and other transactions contemplated by the Business Combination Agreement and the other agreements contemplated thereby (collectively, the “Business Combination”).

The final report of the votes with respect to this proposal, which was approved by FTAC stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
90,901,698	7,634,913	42,072	0

Proposal No. 2 – The FTAC Charter Amendment Proposals.

FTAC stockholders approved the following proposals related to the amendment and restatement of the second amended and restated certificate of incorporation of FTAC (the “FTAC Charter”).

Proposal No. 2A. A proposal to approve and adopt the third amended and restated certificate of incorporation of FTAC.

The final report of the votes with respect to this proposal, which was approved by FTAC stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
90,868,314	7,660,776	49,593	0

Proposal No. 2B. A proposal to approve the amendment and restatement of the FTAC Charter to create a new class of Class C common stock of FTAC.

The final report of the votes with respect to this proposal, which was approved by FTAC stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
90,577,911	7,931,569	69,203	0

Proposal No. 2C. A proposal to approve the amendment and restatement of the FTAC Charter to increase the number of authorized shares of FTAC from 441,000,000 to 471,000,000 in order to authorize 30,000,000 shares of new FTAC Class C common stock.

The final report of the votes with respect to this proposal, which was approved by FTAC stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
90,806,878	7,677,623	94,182	0

Proposal No. 3 — NYSE Proposal.

A proposal to approve, for purposes of complying with the applicable listing standards of the New York Stock Exchange, (a) all issuances of shares of Company common stock (including any securities convertible into or exercisable for Company common stock) pursuant to (or contemplated by) the Business Combination Agreement, (b) the issuance of shares of FTAC common stock (including any securities convertible into or exercisable for FTAC common stock) pursuant to certain forward purchase agreements entered into by FTAC, (c) the issuance of shares of FTAC Class C common stock to FTAC’s Founders (as defined in the Business Combination Agreement) in exchange for the Founders’ existing private placement warrants, (d) all issuances of shares of Company common stock pursuant to certain subscription agreements entered into (or that may be entered into) in connection with the Business Combination and (e) all issuance of shares of Company common stock upon the conversion of any shares of any other class of Company common stock or the exchange of any units of the Company’s subsidiary, Alight Holding Company LLC, that are issued in connection with the Business Combination.

The final report of the votes with respect to this proposal, which was approved by FTAC stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
90,830,156	7,676,368	72,159	0

Proposal No. 4 – The Governance Proposals.

FTAC stockholders approved, on a non-binding, advisory basis, the following proposals related to certain provisions contained in the Company’s amended and restated certificate of incorporation (the “Company Charter”) that will be in effect upon completion of the Business Combination.

Proposal No. 4A. A proposal to authorize the classification of the board of directors of the Company (the “Company Board”) into three classes of directors, with staggered three-year terms of office.

The final report of the votes with respect to this proposal, which was approved by FTAC stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
65,196,069	33,235,089	147,525	0

Proposal No. 4B. A proposal to approve changes to the ability of stockholders to remove directors from the Company Board.

The final report of the votes with respect to this proposal, which was approved by FTAC stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
69,538,013	28,882,158	158,512	0

Proposal No. 4C. A proposal to approve the adoption of certain supermajority voting requirements in connection with the amendment of certain provisions of the Company Charter and the bylaws of the Company.

The final report of the votes with respect to this proposal, which was approved by FTAC stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
65,194,106	33,282,264	102,313	0

Proposal No. 5 – The Omnibus Incentive Plan Proposal.

A proposal to approve and adopt the Alight, Inc. 2021 Omnibus Incentive Plan.

The final report of the votes with respect to this proposal, which was approved by FTAC’s stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
75,345,912	23,004,009	228,762	0

Proposal No. 6 – The Employee Stock Purchase Plan.

A proposal to approve and adopt the Alight, Inc. 2021 Employee Stock Purchase Plan.

The final report of the votes with respect to this proposal, which was approved by FTAC’s stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
77,078,481	21,412,596	87,606	0

Proposal No. 7 – The Adjournment Proposal.

Because there were sufficient votes to approve each of the above proposals, and it was not otherwise deemed necessary or appropriate to adjourn the Special Meeting to a later date, Proposal No. 7 – the proposal to adjourn the Special Meeting, if necessary or appropriate, in certain circumstances, was not called to a vote.

Item 8.01.	Other Events.

On June 30, 2021, FTAC issued a press release announcing the results of the Special Meeting, that the deadline for stockholders to withdraw any request to have their shares redeemed in connection with the business combination will be 4:00 pm Eastern Time on Thursday, July 1, 2021, and the expected closing date of the business combination, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Foley Trasimene Acquisition Corp., dated June 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2021

Foley Trasimene Acquisition Corp.

By:	/s/ Michael L. Gravelle
Name: Michael L. Gravelle
Title: General Counsel and Corporate Secretary